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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   February 14, 2003
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                        SCHNITZER STEEL INDUSTRIES, INC.
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               (Exact name of registrant as specified in charter)



           Oregon                        0-22496               93-0341923
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(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)


               3200 N.W. Yeon Ave.
                 P.O. Box 10047
                Portland, Oregon                             97296-0047
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    (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:   (503) 224-9900
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                                   NO CHANGE
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         (Former name or former address, if changed since last report.)

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Item 2.       Acquisition or Disposition of Assets.
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On February 14, 2003, the Company's wholly-owned subsidiary, Norprop, Inc.
("Norprop"), closed its acquisition of all of the stock of Pick and Pull Auto Dismantling, Inc., which is Norprop's 50% partner in Pick-N-Pull Auto Dismantlers, a California general partnership (the "Joint Venture"). In addition, Norprop purchased all of the membership interests in Pick-N-Pull Auto Dismantlers, Stockton, LLC ("Stockton"), which is not part of the Joint Venture, but operates the single largest volume Pick-N-Pull store. Both of these entities were acquired from Bob Spence, who has managed the business of the Joint Venture.

The Joint Venture stores together with Stockton ("Pick-N-Pull") are one of the country's leading self service used auto parts and auto dismantling networks with 17 locations in northern California, two locations in Nevada, and one location in each of Texas, Utah, Illinois and Indiana. For the year ended December 31, 2002, Pick-N-Pull had revenues of $61.3 million.

The operating income and earnings before interest taxes depreciation and amortization (EBITDA) attributable to the acquired stock and membership interest for the year ended December 31, 2002 were approximately $9.9 million and $11.8 million, respectively, after eliminating the Company's previous ownership interest in the Joint Venture and the interests of minority partners in certain of the Joint Venture's stores.

The cash purchase price paid in the transaction was $71.4 million. In addition, Norprop assumed approximately $12.4 million of net debt (approximately $9.1 million of which represents net amounts currently owed to the Company), making for a total purchase price of approximately $83.8 million. The agreement provides for a purchase price adjustment approximately one year after closing based upon the operating results of the acquired business.

The cash paid in the transaction was funded from the Company's available cash balances and borrowings under its bank credit facility. The amount of consideration paid was determined in arms-length negotiations between the Company and Mr. Spence.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Financial Statements of Business Acquired.
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             Audited Balance Sheets of Pick-N-Pull as of December 31, 2002 and
             2001, and related audited Statements of Operations, Stockholders' Equity and Cash Flows of Pick-N-Pull for each of the years in the three-year period ended December 31, 2002.

             The foregoing financial statements are not included in this report and will be filed by amendment to this report on or before April 30, 2003.

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         (b) Pro Forma Financial Information.
             -------------------------------

             Pro forma Balance Sheet as of November 30, 2002 and pro forma Statements of Operations for the year ended August 31, 2002 and the three-month period ended November 30, 2002.

             The foregoing pro forma financial statements are not included in this report and will be filed by amendment to this report on or before April 30, 2003.

         (c) Exhibits.
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             2.1  Stock and Membership Interest Purchase Agreement dated January
                  8, 2003 among Bob Spence, Pick and Pull Auto Dismantling,
                  Inc., Pick-N-Pull Auto Dismantlers, Pick-N-Pull Auto Dismantlers, Stockton, LLC and Norprop, Inc. Filed as Exhibit
                  2.1 to the Company's Form 10-Q for the quarter ended November 30, 2002 and incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        SCHNITZER STEEL INDUSTRIES, INC.


Date: February 18, 2003             By: /s/ Barry A. Rosen
                                       ----------------------------------------
                                       Barry A. Rosen
                                       Vice President, Finance and Chief
                                       Financial Officer




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
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     2.1          Stock and Membership Interest Purchase Agreement dated January
                  8, 2003 among Bob Spence, Pick and Pull Auto Dismantling,
                  Inc., Pick-N-Pull Auto Dismantlers, Pick-N-Pull Auto
                  Dismantlers, Stockton, LLC and Norprop, Inc. Filed as Exhibit
                  2.1 to the Company's Form 10-Q for the quarter ended November
                  30, 2002 and incorporated herein by reference.

                  The following schedules and exhibits to the Stock and Membership Interest Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

                  Schedule 4.1        Capitalization
                  Schedule 4.2        Organization
                  Schedule 4.3        Authorization
                  Schedule 4.4        Subsidiaries
                  Schedule 4.5        Financial Statements
                  Schedule 4.6        Absence of Certain Changes or Events
                  Schedule 4.7        Title to Assets
                  Schedule 4.8        Condition of Tangible Assets
                  Schedule 4.9        Contracts and Commitments
                  Schedule 4.10       No Conflict or Violation
                  Schedule 4.11       Consents and Approvals
                  Schedule 4.12       Litigation
                  Schedule 4.13       Labor Matters
                  Schedule 4.14       Liabilities
                  Schedule 4.15       Compliance with Law
                  Schedule 4.16       Brokers
                  Schedule 4.17       Other Agreements to Sell Assets
                  Schedule 4.18       Proprietary Rights
                  Schedule 4.19       Status of Contracts
                  Schedule 4.20       Employee Benefit Plans
                  Schedule 4.21       Transactions with Seller
                  Schedule 4.22       Tax Matters
                  Schedule 4.23       Employment Agreements and Compensation
                  Schedule 4.24       Insurance
                  Schedule 4.25       Receivables
                  Schedule 4.26       Inventories
                  Schedule 4.27       Purchase Commitments and Outstanding Bids
                  Schedule 4.28       Payments
                  Schedule 4.29       Environmental
                  Schedule 4.30       Warranties and Liability
                  Schedule 4.31       Permits and Licenses

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                  Schedule 4.32       Undisclosed Liabilities
                  Schedule 4.33       Bank Accounts
                  Schedule 4.34       Records
                  Schedule 4.35       Misstatements or Omissions
                  Schedule 6.2        Guarantees of Seller
                  Schedule 6.3        Certain Prohibited Transactions
                  Exhibit A           Wire Transfer Instructions
                  Exhibit B           Form of Spence Employment Agreement
                  Exhibit C           Form of Reddy Employment Agreement
                  Exhibit D           Form of Escrow Agreement





























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